BONDBLOXX ETF TRUST

BondBloxx Bloomberg Six Month Target Duration US Treasury ETF

BondBloxx Bloomberg One Year Target Duration US Treasury ETF

BondBloxx Bloomberg Two Year Target Duration US Treasury ETF

BondBloxx Bloomberg Three Year Target Duration US Treasury ETF

BondBloxx Bloomberg Five Year Target Duration US Treasury ETF

BondBloxx Bloomberg Seven Year Target Duration US Treasury ETF

BondBloxx Bloomberg Ten Year Target Duration US Treasury ETF

BondBloxx Bloomberg Twenty Year Target Duration US Treasury ETF

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated January 31, 2023 (the “Supplement”) to the currently effective Prospectus, dated September 6, 2022, and Statement of Additional Information (“SAI”) of each Fund, dated September 6, 2022, as amended and supplemented to date

Effective immediately, this supplement updates certain information in the Prospectus and SAI. Shareholders should read this supplement in conjunction with the currently effective Prospectus and SAI. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus and SAI, as applicable.

* * *

The fifth paragraph under the section entitled “More Information About the Funds” in the Prospectus is deleted in its entirety and replaced with the following:

Each Fund’s respective Index is reconstituted and rebalanced monthly on the last business day of the month. The Index Provider may change the rules of an Index over time.

The disclosure under the section entitled “Rebalancing Rules—Frequency” on page 21 of the SAI is deleted in its entirety and replaced with the following:

The weights of each component bucket underlying each Index are rebalanced on a monthly basis using data as of the month-end date (T). Before January 2023, the weights of each component bucket underlying each Target Duration Index were rebalanced on a monthly basis using data 2 business days prior to the month-end date (T-2).

Within the components themselves, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month.

Shareholders should retain this supplement for future reference.